LICENSES	12 Months Ended
Dec. 31, 2012
LICENSES
LICENSES

11. LICENSES

        In connection with providing telecommunication services, the Group has been issued various licenses by the Russian Ministry of Information Technologies and Communications. In addition to the licenses received directly from the Ministry, the Group has gained access to various telecommunications licenses through acquisitions. In foreign subsidiaries, the licenses are granted by the local telecommunications authorities.

        As of December 31, 2012 and 2011, the recorded values of the Group's telecommunication licenses were as follows:

	December 31,
	2012	2011
Russia	$9,021	$20,320
Uzbekistan	—	196,517
Armenia	183,705	192,186
Ukraine	49,351	49,494

Licenses, at cost	242,077	458,517
Accumulated amortization	(133,658)	(231,006)

Licenses, net	$108,419	$227,511

        Amortization expense for the years ended December 31, 2012, 2011 and 2010, amounted to $31.7 million, $60.1 million and $76.3 million, respectively.

        The Group's operating licenses do not provide for automatic renewal. As of December 31, 2012, all licenses which expired during 2012 covering the territories of the Russian Federation were renewed. The cost to renew the licenses was not significant. The weighted-average period until the next renewal of licenses in the Russian Federation is two years.

        The Group has limited experience with the renewal of its existing licenses covering the territories of the Group's foreign subsidiaries. Licenses for the provision of telecommunication services in MTS Ukraine and K-Telecom, the Group's Armenian mobile phone operator, are valid until 2013 and 2019, respectively.

        The Group's license in Turkmenistan was suspended by the Turkmenistan Ministry of Communications in December 2010 which resulted in cessation of the Group's operational activity in Turkmenistan. The Group fully impaired the recorded value of the licenses in Turkmenistan in the year ended December 31, 2010. In July 2012, the Turkmenistan Ministry of Communications granted to the Group GSM and 3G licenses for a three-year term at no cost and the Group recommenced its operations in Turkmenistan (Note 5).The license for the provision of telecommunication services in Uzbekistan was withdrawn in August 2012 (Note 4).

        Based solely on the cost of amortizable operating licenses existing as of December 31, 2012 and current exchange rates, the estimated future amortization expenses for the five years ending December 31, 2017 and thereafter are as follows:

Estimated amortization expense in the year ended December 31,
2013	$16,841
2014	15,707
2015	15,706
2016	15,745
2017	15,639
Thereafter	28,781

Total	$108,419

        The actual amortization expense to be reported in future periods could differ from these estimates as a result of new license acquisitions, changes in useful lives, exchange rates and other relevant factors.

        Operating licenses contain a number of requirements and conditions specified by legislation. The requirements generally include targets for service start date, territorial coverage and expiration date. Management believes that the Group is in compliance with all material terms of its licenses.